UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2009

CMR Mortgage Fund II, LLC

 (Exact name of registrant as specified in its charter)

California	000-52903	20-0671528
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

62 First Street, 4th Floor San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 974-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 13, 2009, CMR Mortgage Fund II, LLC (the “Fund”) received notice of cessation of client-auditor relationship from independent registered public accounting firm Perry-Smith, LLP (“P-S”). Notice is attached as Exhibit 99. The Report of Independent Registered Public Accounting Firm included in the Fund’s Form 10-K for the year ended December 31, 2007, with respect to the financial statements as of December 31, 2007 and 2006 and for the years then ended expressed “substantial doubt about the Fund’s ability to continue as a going concern”.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99	Notice of cessation of client-auditor relationship.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMR Mortgage Fund II, LLC

	By:	California Mortgage and Realty, Inc.,
its Manager

Date: May 14, 2009	By:	/s/ David Choo
		Name:	David Choo
		Title:	President

EXHIBIT INDEX

Exhibit No.	Description

99	Notice of cessation of client-auditor relationship